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                                                                   Exhibit 10.25

                  SECOND AMENDMENT TO LEASE AGREEMENT
                          [Targeted Genetics]

This Second Amendment to Lease Agreement (the "Amendment") is entered into as of 6/12/96 between Ironwood Apartments, Inc., successor in interest to Metropolitan Federal Savings and Loan Association of Seattle, as Landlord, and Targeted Genetics, Inc., a Washington corporation, as Tenant, whose address for purposes hereof is 1100 Olive Way, Seattle, Washington 98101.

                                 REPRESENTATIONS

     A. Landlord and Tenant, entered into that certain Olive Way Building Lease for the lease of portions of the Olive Way Building located at 1100 Olive Way, Seattle, Washington and dated November 20, 1992 (hereinafter referred to as the "Lease");

     B. Landlord and Tenant entered into that certain First Amendment to Olive Way Lease dated December 10, 1994 (hereinafter referred to as the "First Amendment");

     C. Landlord and Tenant have agreed to certain modifications and clarifications to the Lease and First Amendment and wish to memorialize their understanding in this Second Amendment to Olive Way Lease.

                                    AGREEMENT

NOW, THEREFORE, for the foregoing purposes and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. EXPANSION SPACE - EXHIBIT "A". Effective May 1, 1996, Tenant agrees to lease 3,090 square feet of additional space located in the northwest corner of the ground floor of the Olive Way Building. The location of this additional space is shown on the drawing attached hereto as Exhibit "A" and incorporated herein by this reference. Said additional space shall be added to the Premises for all purposes under the Lease as of May 1, 1996.


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          Rent for the expansion space shall be as provided in Paragraph 6 of the Lease, with Base Rent for this space being $13.25 per square foot as of May 1, 1996 pursuant to Paragraph 6.01.

          Tenant shall accept the additional space as is in its present condition with no Landlord's Work required. Pursuant to Paragraph
          11.05 of the Lease, Landlord shall pay to Tenant, the Expansion Space Tenant Improvement Allowance upon Tenant's occupancy of the space.

     2. RATIFICATION. Except as expressly set forth in this Second Amendment, the Lease and each provision thereof, as amended, is hereby ratified and affirmed in its entirety.

     3. NO FURTHER MODIFICATION. All terms and conditions of the Lease remain in full force and effect except as modified by this agreement by this Second Amendment to Olive Way Building Lease. This Second Amendment shall be construed and interpreted according to the laws of the State of Washington.

IN WITNESS WHEREOF, this Second Amendment is executed by Landlord and Tenant as of the date first set forth above.

LANDLORD :

IRONWOOD APARTMENTS, Inc.

By:  /s/ John Stone

Its:  President

Date:   6-12-96

TENANT:

TARGETED GENETICS, Inc.

By:  /s/ James Johnson

Its: Vice President, Finance

Date:   May 22, 1996


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                            Exhibit "A" [Map of lot]


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TENANT NOTARY

                                   PARTNERSHIP

STATE OF               )
                       )
COUNTY OF              )

        On this day personally appeared before me        , to me known to be the
individual(s) described in and who executed the within and foregoing instruments
as of         and acknowledged that they signed the same as their free and
voluntary act and deed on behalf of said        for the uses and purposes
therein mentioned.

        GIVEN under my hand and official seal this       day of       , 19

                                                              Notary Public in
                  and for the State of          residing at                   .


                                   CORPORATION

STATE OF Washington           )
                              )
COUNTY OF King                )

        On this 22 day of May, 1996, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared James A. Johnson, to me known to be the Vice President, Finance, of Targeted Genetics Corporation, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

                                               /s/ Jon M. Case Notary Public in
              and for the State of Washington, residing at Seattle, Washington.


[NOTARY SEAL]


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                                 LANDLORD NOTARY

                                   PARTNERSHIP

STATE OF               )
                       )
COUNTY OF              )

        On this day personally appeared before me        , to me known to be the
individual(s) described in and who executed the within and foregoing instruments
as of        and acknowledged that they signed the same as their free and
voluntary act and deed on behalf of said         for the uses and purposes
therein mentioned.

        GIVEN under my hand and official seal this       day of         , 19

                                                              Notary Public in
                      and for the State of          residing at                .


                                   CORPORATION

STATE OF Washington           )
                              )
COUNTY OF Spokane             )

        On this 12th day of June, 1996, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared John Stone, to me known to be the President of Ironwood Apartments, Inc., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.

                                         /s/ Durinda M. Howard Notary Public in
                           and for the State of Washington, residing at Spokane.

[Notary Seal]

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